Exhibit 99.1

Intelligent Bio Solutions Announces Preliminary Fiscal Fourth Quarter Revenue with Double-Digit Sequential and Year-Over-Year Growth and Strong Operational Momentum

Company anticipates fiscal fourth quarter sequential and year-on-year revenue growth of approximately 16%

Company advanced efforts to secure U.S. FDA 510(k) clearance for planned U.S. market entry and strengthened global readiness through system upgrades and localization

NEW YORK, August 07, 2025 – Intelligent Bio Solutions Inc. (Nasdaq: INBS) (“INBS” or the “Company”), a medical technology company delivering intelligent, rapid, non-invasive testing solutions, today announced preliminary, unaudited revenue results and key operational highlights for the fiscal fourth quarter and full-year ended June 30, 2025.

“Fiscal 2025 represented a year of disciplined execution and strategic investment. For the fiscal fourth quarter, we expect to report another quarter of sequential and year-over-year revenue growth.” said Harry Simeonidis, President and CEO at Intelligent Bio Solutions. “In addition to our strong revenue performance, during the quarter we also made significant progress on the regulatory pathway in seeking U.S. FDA 510(k) clearance and continued scaling our operations globally with system upgrades and localization.”

The Company expects to report fiscal fourth quarter 2025 revenue increases of approximately 16% sequentially and year-over-year, reflecting continued demand for its higher-margin cartridge sales and steady account growth. Preliminary results indicate sequential revenue growth over both the fiscal third and second quarters.

Operational Highlights

●	Submitted FDA 510(k) application for its opiate test system for codeine, supported by new scientific and clinical validation data.
●	Completed multilingual upgrades to the Intelligent Fingerprinting Drug Screening System, supporting broader global adoption.
●	Launched localized websites and enhanced CRM workflows to improve partner and end-user engagement across Europe, the Middle East, and Latin America.

The preliminary unaudited revenue results for the fiscal fourth quarter and full year ended June 30, 2025, are based on information available to management as of the date of this press release and are, therefore, subject to adjustments based on the Company’s completion of its year-end financial close process. The Company expects to disclose financial results for the fiscal fourth quarter and fiscal year ended June 30, 2025, in its upcoming Annual Report on Form 10-K, expected to be filed with the Securities and Exchange Commission during the week commencing August 11, 2025.

About Intelligent Bio Solutions Inc.

Intelligent Bio Solutions Inc. (NASDAQ: INBS) is a medical technology company delivering intelligent, rapid, non-invasive testing solutions. The Company believes that its Intelligent Fingerprinting Drug Screening System will revolutionize portable testing through fingerprint sweat analysis, which has the potential for broader applications in additional fields. Designed as a hygienic and cost-effective system, the test screens for the recent use of drugs commonly found in the workplace, including opiates, cocaine, methamphetamine, and cannabis. With sample collection in seconds and results in under ten minutes, this technology would be a valuable tool for employers in safety-critical industries. The Company’s current customer segments outside the US include construction, manufacturing and engineering, transport and logistics firms, mining, drug treatment organizations, and coroners.

For more information, visit https://ibs.inc/

Forward-Looking Statements

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Forward-looking statements in this press release include, without limitation, Intelligent Bio Solutions Inc.’s ability to successfully develop and commercialize its drug and diagnostic tests, realize commercial benefit from its partnerships and collaborations, and secure regulatory approvals, among others. Although Intelligent Bio Solutions Inc. believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Intelligent Bio Solutions Inc. has attempted to identify forward-looking statements by terminology, including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “projects,” “intends,” “potential,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, included in Intelligent Bio Solutions’ public filings filed with the Securities and Exchange Commission. Any forward-looking statements contained in this release speak only as of its date. Intelligent Bio Solutions undertakes no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Company Contact

Intelligent Bio Solutions Inc.

info@ibs.inc

LinkedIn | Twitter

Investor & Media Contact

Valter Pinto, Managing Director

KCSA Strategic Communications

PH: (212) 896-1254

INBS@kcsa.com